SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549



                            FORM 8-K/A


                         CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE

                 SECURITIES EXCHANGE ACT OF 1934



       June 19, 1998                              0-26392
Date of Report (Date of Earliest        Commission File Number
       Event Reported)


                      LEVEL 8 SYSTEMS, INC.
     (Exact Name of Registrant as Specified in its Charter)


          New York                              11-2920559
(State or other jurisdiction                 (I.R.S. Employer
      of incorporation)                    Identification Number)




                         1250 Broadway
                           35th Floor
                    New York, New York  10001
       (Address of Principal Executive Offices) (Zip Code)




                         (212) 244-1234
       (Registrant's telephone number, including area code)



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     The registrant submits this Form 8-K/A in order to supply the pro forma financial information required pursuant to Article 11 of Regulation S-X with respect to the Registrant's disposition of its wholly owned subsidiary, ProfitKey International, Inc., a provider of Enterprise Resource Planning software for the make-to-order manufacturing marketplace. This information should be read in conjunction with the Registrant's Form 8-K filed with the Commission on April 21, 1998.


Financial Information of Business Disposed

Exhibit 99.1   Pro Forma Condensed Consolidated Statement of
               Earnings for the twelve months ended December 31, 1997.



























                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              LEVEL 8 SYSTEMS, INC.
                                   (Registrant)


Dated:  June 19, 1998         By: /s/ Robert Lord
                              Name: Robert Lord
                              Title: Executive Vice President
                                   (Duly authorized officer)